MONTHLY CERTIFICATEHOLDER'S STATEMENT

                       FIRST NORTH AMERICAN NATIONAL BANK

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                 FIRST NORTH AMERICAN NATIONAL BANK MASTER TRUST
                                  SERIES 1998-1

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Pursuant to the Master Pooling and Servicing Agreement dated as of October 30,1997 the "Pooling and Servicing Agreement"), as supplemented by the Series 1998-1 Supplement, dated as of November 13, 1998 (the "Supplement" and, together with the Pooling and Servicing Agreement, the "Agreement"), each between First North American National Bank, as Transferor and Servicer, and First Union National Bank, as Trustee, the Servicer is required to prepare certain information each month regarding distributions to Certificateholders and the performance of the Trust. The information with respect to the applicable Distribution Date and Collection Period is set forth below:


       Collection Period Ending                             NOVEMBER 30, 1998
       Determination Date                                    DECEMBER 8, 1998
       Distribution Date                                    DECEMBER 15, 1998

                                                                 -----
       Class A Accumulation Period ("Y" or "N")?                  N
                                                                 -----
                                                                 -----
       Class B Accumulation Period ("Y" or "N")?                  N
                                                                 -----
                                                                 -----
       Early Amortization Period ("Y" or "N")?                    N
                                                                 -----
                                                                 -----
       Class B Investor Amount paid in full ("Y" or "N")?         N
                                                                 -----


       MASTER TRUST INFORMATION

       Receivables

       1.   The aggregate amount of Receivables less all Receivables
            in Charged-Off Accounts as of the end of the last day of
            the Collection Period was equal to:                                                  $  1,741,666,961.47

       2.   The aggregate amount of Principal Receivables as of the
            end of the last day of the Collection Period (not including
            reduction for Discount Receivables) was equal to:                                    $  1,693,612,920.41

       3.   The average Discount Percentage for the Collection Period:                                          2.00%

       4.   The aggregate amount of Discount Option Receivables as of
            the end of the last day of the Collection Period was equal to:                       $     33,872,258.41

       5.   The aggregate amount of Principal Receivables as of the
            end of the last day of the Collection Period (including
            reduction for Discount Receivables) was equal to:                                    $  1,659,740,662.00

       6.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (not including
            increase for Discount Receivables) was equal to:                                     $     48,054,041.06

       7.   The aggregate amount of Finance Charge Receivables as of the end of the last day of the Collection Period (including
            increase for Discount Receivables) was equal to:                                     $     81,926,299.47

       8.   The average amount of Receivables for the Collection
            Period was equal to:
            a. Average Principal Receivables                                                     $  1,650,699,508.85
            b. Average Total Receivables                                                         $  1,730,306,945.66

       9.   The Transferor Amount as of the end of the last day of the
             Collection Period:                                                                  $    629,740,662.00

       10.  Minimum Transferor Amount required as of end of last day of Collection Period:       $              0.00

       11.  The aggregate amount of Principal Charge-Offs for the
            Collection Period was equal to:                                                      $     15,935,382.29

       12.  The aggregate amount of Finance Charge Charge-Offs
            for the Collection Period was equal to:                                              $      3,242,810.04

       13.  The Excess Funding Account Balance as of the end of the
            last day of the Collection Period                                                    $              0.00


       Collections

       14.  The aggregate amount of Principal Collections for the
            Collection Period was equal to:
            a.)  Collection of Principal Receivables:                                            $    112,953,012.02
            b.)  Recoveries:                                                                            2,694,993.29
            c.)  Discount Receivable Collections:                                                $     (2,259,060.24)
                                                                                                 -------------------
            d.) Total Principal Receivable Collections:                                          $    113,388,945.07


       15.  The aggregate amount of Finance Charge Collections for the
            Collection Period was equal to:
            a.)  Collection of Finance Charge Receivables                                        $     31,261,730.05
            b.)  Interchange Amount                                                              $      1,907,750.75
            c.)  Discount Receivable Collections                                                 $      2,259,060.24
                                                                                                 -------------------
            d.)  Total Finance Charge Receivable Collections                                     $     35,428,541.04

       16.  The aggregate amount of interest earnings (net of losses and investment expenses) on the Excess Funding
            Account for the Collection Period:                                                   $              0.00

       17.  The aggregate amount of Collections processed for the
            Collection Period:                                                                   $    148,817,486.11

       Invested Amounts

       18.  The 1997-1 Net Investment at the end of the last day of the
            Collection Period was equal to:
            a. Class A-1 Invested Amount                                                         $    100,000,000.00
            b. Class A-2 Invested Amount                                                         $              0.00
            c. Class A-3 Invested Amount                                                         $     30,000,000.00
                                                                                                 -------------------
            d. Total                                                                             $    130,000,000.00

       19.  The average amount of the 1997-1 Net Investment for the
            Collection Period was equal to:
            a. Class A-1 Invested Amount                                                         $    205,200,000.00
            b. Class A-2 Invested Amount                                                         $     58,000,000.00
            c. Class A-3 Invested Amount                                                         $     96,000,000.00
                                                                                                 -------------------
            d. Total                                                                             $    359,200,000.00

       20.  The 1997-2 Net Investment at the end of the last day of the
            Collection Period was equal to:
            a.  Class A                                                                          $    603,000,000.00
            b.  Class B                                                                          $    135,000,000.00
            c.  Collateral Indebtedness Interest                                                 $     63,000,000.00
            d.  Class D                                                                          $     99,000,000.00
                                                                                                 -------------------
            e.  Total                                                                            $    900,000,000.00

       21.  The average amount of the 1997-2 Net Investment for the
            Collection Period was equal to:
            a.  Class A                                                                          $    603,000,000.00
            b.  Class B                                                                          $    135,000,000.00
            c.  Collateral Indebtedness Interest                                                 $     63,000,000.00
            d.  Class D                                                                          $     99,000,000.00
                                                                                                 -------------------
            e.  Total                                                                            $    900,000,000.00


       22.  The 1998-1 Net Investment at the end of the last day of the
            Collection Period was equal to:
            a.  Class A                                                                          $    402,000,000.00
            b.  Class B                                                                          $     90,000,000.00
            c.  Collateralized Trust Obligations                                                 $     48,000,000.00
            d.  Class D                                                                          $     60,000,000.00
                                                                                                 -------------------
            e.  Total                                                                            $    600,000,000.00

       23.  The average amount of the 1998-1 Net Investment for the
            Collection Period was equal to:
            a.  Class A                                                                          $    241,200,000.00
            b.  Class B                                                                          $     54,000,000.00
            c.  Collateralized Trust Obligations                                                 $     28,800,000.00
            d.  Class D                                                                          $     36,000,000.00
                                                                                                 -------------------
            e.  Total                                                                            $    360,000,000.00

       24.  The aggregate Invested Amount across all series of Investor
            Certificates outstanding as of the end of the last day of the
            Collection Period:                                                                   $  1,630,000,000.00

       Series 1998-1 Allocation Percentages

       25.  The Fixed Allocation Percentage with respect to the Collection Period:
                         a.  Class A                                                             %              0.00%
                         b.  Class B                                                             %              0.00%
                         c.  Collateralized Trust Obligations                                    %              0.00%
                         d.  Class D                                                             %              0.00%
                                                                                                 -------------------
                         e.  Series 1998-1 Total                                                                0.00%

       26.  The Floating Allocation Percentage with respect to the Collection Period:
                         a.  Class A                                                             %             14.59%
                         b.  Class B                                                             %              3.27%
                         c.  Collateralized Trust Obligations                                    %              1.74%
                         d.  Class D                                                             %              2.18%
                                                                                                 -------------------
                         e.  Series 1998-1 Total                                                               21.78%

       Allocation of Collections

       27.  The Series 1998-1 allocation of Collections of Principal
            Receivables for the Collection Period:
                         a.  Class A                                                             $     15,184,850.07
                         b.  Class B                                                             $      3,399,593.30
                         c.  Collateralized Trust Obligations                                    $      1,813,116.43
                         d.  Class D                                                             $      2,266,395.53
                                                                                                 -------------------
                         e.  Series 1998-1 Total                                                 $     22,663,955.33


       28.  The Series 1998-1 allocation of Collections of Finance
            Charge Receivables for the Collection Period:
                         a.  Class A                                                             $      5,088,917.60
                         b.  Class B                                                             $      1,139,309.91
                         c.  Collateralized Trust Obligations                                    $        607,631.95
                         d.  Class D                                                             $        759,539.94
                                                                                                 -------------------
                         e.  Series 1998-1 Total                                                 $      7,595,399.40

       Portfolio Yield and Delinquencies

       29.  The Portfolio Yield for the  Collection Period: *                                    %             14.05%
            * Portfolio Yield calculation based on total Trust Finance Charge Collections,
            Investor Defaults, and Net Investment.

       30.  The 3-month average Portfolio Yield for the three most recent
            Collection Periods:                                                                  %            N/A

       31.  The Base Rate for the Collection Period:                                             %              8.33%

       32.  The 3-month average Base Rate for the three most recent
            Collection Periods:                                                                  %            N/A

       33.  The 3-month average Portfolio Adjusted Yield:                                        %            N/A

       34.  The amount of Shared Excess Finance Charge Collections allocable to Series 1998-1 with respect to any Finance Charge
            Shortfall in such Series for the Collection Period:                                  $              0.00

       35.  The aggregate outstanding balance of Receivables which were, as of the last day of the Collection Period:
            (a) Delinquent 31 to 60 days                                                               47,118,523.50
            (b) Delinquent 61 to 90 days                                                               34,173,698.03
            (c) Delinquent 91 days or more                                                             65,592,266.25

       Determination of Monthly Interest

       36.  Class A Monthly Interest:
                         a.  Class A Monthly Interest                                            $      2,028,424.11
                         b.  Funds allocated and available to pay Class A
                              Monthly Interest for the Collection Period (4.3a)                  $      5,088,917.60
                         c.  Class A Interest Shortfall (b less a)                               $              0.00
                         d.  Class A Additional Interest                                         $              0.00

       37.  Class B Monthly Interest:
                         a.  Class B Monthly Interest                                            $        522,124.80
                         b.  Funds allocated and available to pay Class B
                              Monthly Interest for the Collection Period (4.3b)                  $      1,139,309.91
                         c.  Class B Interest Shortfall (b less a)                               $              0.00
                         d.  Class B Additional Interest                                         $              0.00

       38.  CTO Monthly Interest and Class D Monthly Interest:
                         a.  CTO/Class D Monthly Interest                                        $        613,216.43
                         b.  Funds allocated and available to pay CTO/
                              Class D Monthly Interest for the Collection Period                 $      1,367,171.89
                         c.  CTO/Class D Interest Shortfall (b less a)                           $              0.00
                         d.  CTO/Class D Additional Interest                                     $              0.00

       Determination of Monthly Principal

       39.  Class A Monthly Principal (pursuant to section 4.4a):
                     (X).a.  Available Principal Collections on deposit in the
                             Collection Account and available for distribution:                  $              0.00
                     (Y).a.  Controlled Accumulation Amount                                      $              0.00
                         b.  Deficit Controlled Accumulation Amount                                             0.00
                                                                                                 -------------------
                         c.  Controlled Deposit Amount (sum a + b)                                              0.00
                     (Z).a.  Class A Invested Amount                                             $    402,000,000.00
            Class A Monthly Principal (the least of x,y,z)                                       $              0.00

       40.  Class B Monthly Principal (pursuant to section 4.4b)
            (distributable only after payout of Class A)
                     (X).a.  Available Principal Collections on deposit in the
                             Collection Account and available for distribution:                  $              0.00
                     (Y).a.  Controlled Accumulation Amount                                      $              0.00
                         b.  Deficit Controlled Accumulation Amount                              $              0.00
                                                                                                 -------------------
                         c.  Controlled Deposit Amount (sum a + b)                               $              0.00
                     (Z).a.  Class B Invested Amount                                             $     90,000,000.00
            Class B Monthly Principal (the least of x,y,z)                                       $              0.00

       41.  CTO Monthly Principal
                         a.  pursuant to 4.4c (i) prior to occurrence of
                             Early Amortization or payment in full of the
                             Class B Investor Amount (optional)                                  $              0.00
                         b.  pursuant to 4.4c (ii) prior to occurrence of
                             Early Amortization or payment in full of the
                             Class B Investor Amount                                             $              0.00

       Available Funds

       42.  Class A Available Funds
                         a.  Class A Finance Charge allocation                                   $      5,088,917.60
                         b.  Prior to Class B Principal Commencement Date, the
                             amount of Principal Funding Investment Proceeds for
                             such prior Collection Period                                        $              0.00
                         c.  Any amount of Reserve Account withdrawn and
                            included in Class A Available Funds (section 4.14d)                  $              0.00
                         d.  Class A Available Funds (sum a-c)                                   $      5,088,917.60

       43.  Class B Available Funds
                         a.  Class B Finance Charge allocation                                   $      1,139,309.91
                         b.  On or After Class B Principal Commencement Date, the
                             amount of Principal Funding Investment Proceeds for
                             such prior Collection Period                                        $              0.00
                         c.  Any amount of Reserve Account withdrawn and
                            included in Class B Available Funds (section 4.14d)                  $              0.00
                         d.  Class B Available Funds (sum a-c)                                   $      1,139,309.91

       44.  CTO Available Funds:
                         a.  CTO Finance Charge allocation                                       $        607,631.95

       45.  Class D Available Funds
                         a.  Class D Finance Charge allocation                                   $        759,539.94


       Reallocated Principal Collections

       46.  Class D Subordinated Principal Collections (to the extent                            $              0.00
            needed to fund Required Amounts)

       47.  CTO Subordinated Principal Collections (to the extent                                $              0.00
            needed to fund Required Amounts)

       48.  Class B Subordinated Principal Collections (to the extent                            $              0.00
            needed to fund Required Amounts)

       49.  Total Reallocated Principal Collections                                              $              0.00


       Investor Default Amounts

       50.  Class A Investor Default Amount                                                      $      2,410,558.58


       51.  Class B Investor Default Amount                                                      $        539,677.29


       52.  CTO Investor Default Amount                                                          $        287,827.89


       53.  Class D Investor Default Amount                                                      $        359,784.86


       54.  Aggregate Investor Default Amount                                                    $      3,597,848.63


       Allocable Amounts for Series 1998-1

       55.  The Allocable Amount for Series 1998-1 as of the end of the
            Collection Period (Inv Default Amt + Series 98-1 Adjust Amt)
                 Class A                                                                         $      2,670,290.48
                 Class B                                                                         $        597,826.23
                 CTO                                                                             $        318,840.65
                 Class D                                                                         $        398,550.82
                                                                                                 -------------------
            Aggregate Allocable Amount                                                           $      3,985,508.18


       Required Amounts for Series 1998-1

       56.  Class A Required Amount (section 4.5a)
                     (a)   i.  Class A Monthly Interest for current Distribution
                               Date                                                              $      2,028,424.11
                          ii.   Class A Monthly Interest previously due but not
                               paid                                                              $              0.00
                         iii.   Class A Additional Interest for prior Collection Period
                               or previously due but not paid                                    $              0.00
                         iv.   Class A Allocable Amount                                          $      2,670,290.48
                          v.    Class A Servicing Fee, including previously due but
                                not paid (if FNANB is no longer Servicer)                        $              0.00
                     (b)       Class A Available Funds                                           $      5,088,917.60
--------------------------------------------------------------------------------------------------------------------
                               Class A Required Amount (sum of a-f minus g)                      $              0.00

       57.  Class B Required Amount (section 4.5b)
                     (x)   i.  Class B Monthly Interest for current Distribution
                               Date                                                              $        522,124.80
                          ii.   Class B Monthly Interest previously due but not
                               paid                                                              $              0.00
                         iii.   Class B Additional Interest for prior Collection Period
                               or previously due but not paid                                    $              0.00
                         iv.    Class B Servicing Fee, including previously due but
                                not paid (if FNANB is no longer Servicer)                        $              0.00
                               Class B Available Funds                                           $      1,139,309.91
                     (y)       Excess of Class B Allocable Amount over
                               funds available to make payments (section 4.8d)                   $              0.00
--------------------------------------------------------------------------------------------------------------------
                               Class B Required Amount ((sum of i-iv) minus Class B              $              0.00
                               Available funds plus y)

       58.  CTO/Class D Required Amount (section 4.5c)
                     (x) i.  CTO/Class D Monthly Interest for current
                             Distribution date                                                   $        613,216.43
                         ii.  CTO/Class D Monthly Interest previously
                             due but not paid                                                    $              0.00
                         iii.  CTO/Class D Additional Interest for prior
                             Collection Period or previously due but not paid                    $              0.00
                         iv.  CTO/Class D Servicing Fee, including previously due
                             but not paid (if FNANB is no longer Servicer)                       $              0.00
                             CTO/Class D Available Funds                                         $      1,367,171.89
                     (y)     Excess of CTO/Class D Allocable Amount
                             amount over funds available to make payments                        $              0.00
                             CTO/Class D Required Amount ((sum of i-iv minus
                             CTO/Class D Available Funds plus y)                                 $              0.00

       Investor Charge-Offs

       59.  The aggregate amount of Class A Investor Charge-Offs and the reductions in the Class B Invested Amount, CTO Invested
            Amount and Class D Invested Amount
                         a.  Class A                                                             $              0.00
                         b.  Class B                                                             $              0.00
                         c.  CTO                                                                 $              0.00
                         d.  Class D                                                             $              0.00

       60.  The aggregate amount of Class B Investor Charge-Offs and the reductions  in the CTO Invested Amount and Class D
            Invested Amount
                         a.  Class B                                                             $              0.00
                         b.  CTO                                                                 $              0.00
                         c.  Class D                                                             $              0.00

       61.  The aggregate amount of CTO Charge-Offs and the reductions in Class D Invested Amount
                         a.  CTO                                                                 $              0.00
                         b.  Class D                                                             $              0.00

       Servicing Fee

       62.  Class A Servicing Fee for the Collection Period                                      $        670,000.00

       63.  Class B Servicing Fee for the Collection Period                                      $        150,000.00

       64.  CTO Servicing Fee for the Collection Period                                          $         80,000.00

       65.  Class D Servicing Fee for the Collection Period                                      $        100,000.00

       Enhancement
                  (18% of total Invested Amount)
       66.  Required Enhancement Amount
                         a. Invested Amount as of the last day of the Collection
                             Period                                                              $    600,000,000.00
                         b.  Required Enhancement Amount (line a times 18%)                      $    108,000,000.00

       67.  Enhancement Surplus
                         a.  Amount on Deposit in the Cash Collateral Account                    $              0.00
                         b.  CTO Invested Amount                                                 $     48,000,000.00
                         c.  Class D Invested Amount                                             $     60,000,000.00
                         d.  Required Enhancement Amount                                         $    108,000,000.00
                         e.  Enhancement Surplus ((sum of a:c) less d)                           $              0.00
                         f.   Enhancement deficiency, deposit excess Finance
                              Charge to Cash Collateral Account                                  $              0.00

       Reserve Account

       68.  Lowest historical 3-month Portfolio Adjusted Yield
            (must be > 4%, or line 69 will adjust accordingly)                                   %            N/A

       69.  Reserve Account Funding Date (based on line 68)                                            8/15/01

       70.  Required Reserve Account Amount (after the Reserve Account
            Funding Date, 0.5% times the Class A Adjusted Investor Amount)                       $              0.00

       71.  Available Reserve Account Amount
                         a.  Amount of deposit in the Reserve Account on the
                              Distribution Date                                                  $              0.00
                         b.  Required Reserve Account Amount                                     $              0.00
                                                                                                 -------------------
                         c.  Available Reserve Account Amount                                    $              0.00

       Principal Funding Account

       72.  Principal Funding Account Balance as of prior Distribution Date                      $              0.00

       73.  Deposit to the Principal Funding Account on the current
            Distribution Date                                                                    $              0.00

       74.  Withdrawal from the Principal Funding Account on the current
            Distribution Date                                                                    $              0.00

       75.  Principal Funding Account Balance as of the current
            Distribution Date                                                                    $              0.00

       76. As of the date hereof, no Early Amortization Event has been deemed to have occurred during the Collection Period.

       Certificate LIBOR Determination

       77.  Certificate LIBOR Determination date for the Collection Period                               11/13/98

       78.  Certificate LIBOR rate for the Collection Period                                     %              5.27656%

       79. As of the date hereof, no Early Amortization Event has been deemed to have occured during the Collection Period.

             IN WITNESS WHEREOF, THE undersigned has duly executed and delivered this Certificate this 15th day of DECEMBER, 1998.

                           FIRST NORTH AMERICAN NATIONAL BANK,
                           as Servicer


                           By ____________________________________
                           Name:  Philip J. Dunn
                           Title:    Vice President & Assistant Secretary